Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1991-1

KEY PERFORMANCE FACTORS
December, 1996

Scheduled Maturity                                                 4/15/97


Coupon                                                  7.75%


Excess Protection Level
   3 Month Average  7.02%
     December, 1996  7.40%
     November, 1996  6.99%
     October, 1996  6.67%

Cash Yield                                              22.89%

Investor Charge Offs                                    5.24%

Base Rate                                               10.25%

Over 35 Day Delinquency                                 5.01%

Seller's Interest                                       28.15%

Total Payment Rate                                      10.26%

Total Principal Balance                                $8,443,749,170.63

Investor Participation Amount                          $333,333,333.36

Seller Participation Amount                            $2,377,082,503.90